BRANDES INVESTMENT TRUST

Brandes Emerging Markets Value Fund (the “Fund”)

Supplement dated August 20, 2019 to
Summary Prospectus dated January 31, 2019, as supplemented

Effective immediately, the following table replaces the minimum investment amounts table in Purchase and Sale of Fund Shares sub-section in the Fund’s summary prospectus:

Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A and C
- Regular Accounts	$2,500	$500
- Traditional and Roth IRA Accounts	$1,000	$500
- Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0

(1)
Class R6 shares generally are available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code. Class R6 shares are available only if plan level or omnibus accounts are held on the books of the Fund.

(2)
Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.), may be eligible to purchase Class R6 shares.

Please retain this Supplement with the Summary Prospectus.